Exhibit 99.5

MetLife Insurance Company USA

Unaudited Pro Forma Interim Condensed Combined Financial Statements

On November 14, 2014, MetLife, Inc. completed the mergers of three wholly-owned U.S.-based life insurance companies and a wholly-owned, former offshore, reinsurance subsidiary to create one larger U.S.-based and U.S.-regulated life insurance company (the “Mergers”). The companies that merged were MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company (“MLI-USA”), a wholly-owned subsidiary of MetLife Insurance Company of Connecticut, and MetLife Investors Insurance Company (“MLIIC”), each a U.S. insurance company that issued variable annuity products in addition to other products, and Exeter Reassurance Company, Ltd. (“Exeter”), a reinsurance company that mainly reinsured guarantees associated with variable annuity products. As of the date of the Mergers, MetLife Insurance Company of Connecticut, a directly owned subsidiary of MetLife, Inc., was renamed MetLife Insurance Company USA (“MetLife USA”) and re-domiciled to Delaware.

In connection with the Mergers, Exeter, formerly a Cayman Islands company, was re-domesticated to Delaware in October 2013. Effective January 1, 2014, following receipt of New York State Department of Financial Services approval, MetLife Insurance Company of Connecticut withdrew its license to issue insurance policies and annuity contracts in New York. Also, effective January 1, 2014, MetLife Insurance Company of Connecticut reinsured with an affiliate all existing New York insurance policies and annuity contracts that include a separate account feature. In July 2014, MetLife Insurance Company of Connecticut and MLI-USA sold to certain affiliates $430 million in affiliated loans, which are included in other invested assets. In August 2014, MetLife Insurance Company of Connecticut redeemed and retired 4,595,317 shares of MetLife Insurance Company of Connecticut’s common stock owned by MetLife Investors Group, LLC (“MLIG”) for $1.4 billion. As a result, all of the outstanding shares of common stock of MetLife Insurance Company of Connecticut were directly held by MetLife, Inc. Following the redemption, in August 2014, MLIG paid a dividend of $1.4 billion to MetLife, Inc., and MetLife Insurance Company of Connecticut received a capital contribution from MetLife, Inc. of $231 million. MetLife USA does not expect to pay any dividends to MetLife, Inc. in 2014. In October and November 2014, certain risks formerly reinsured by Exeter were re-directed to affiliates through various forms of transactions.

The unaudited pro forma condensed combined financial statements and accompanying notes present the impact of the Mergers as a transaction among entities under common control which is more fully described in the notes to the unaudited pro forma condensed combined financial statements. Transactions among entities under common control are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The unaudited pro forma condensed combined financial statements include historical unaudited amounts as of September 30, 2014 and for the nine months ended September 30, 2014 and audited amounts for the years ended December 31, 2013, 2012 and 2011, for MetLife Insurance Company of Connecticut and its subsidiaries, including MLI-USA (collectively “MICC”), MLIIC and Exeter. The unaudited pro forma condensed combined financial statements give effect to the Mergers as if they had occurred (i) on September 30, 2014 for purposes of the unaudited pro forma condensed combined balance sheet and (ii) on January 1, 2011 for purposes of the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2014 and for the years ended December 31, 2013, 2012 and 2011. The historical financial information has been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are directly attributable to the Mergers, factually supportable, and are expected to have a continuing impact on the combined results. It is likely that the actual adjustments reflected in the final accounting, that will consider additional available information, will differ from the pro forma adjustments and it is possible the differences may be material.

The unaudited pro forma condensed combined financial statements, filed as Exhibit 99.5 to the Current Report on Form 8-K, should be read in conjunction with the accompanying notes. In addition, the unaudited proforma condensed combined financial statements were derived from and should be read in conjunction with:

•

The unaudited interim condensed consolidated financial statements of MICC included in MetLife Insurance Company of Connecticut’s quarterly report on Form 10-Q for the nine months ended September 30, 2014;

•

The audited historical consolidated financial statements of MICC included in MetLife Insurance Company of Connecticut’s Annual Report on Form 10-K for the year ended December 31, 2013, as revised by MetLife Insurance Company of Connecticut’s Current Report on Form 8-K filed on October 28, 2014;

•

The unaudited interim condensed balance sheet of MLIIC as of September 30, 2014, the audited historical balance sheet as of December 31, 2013 and the related interim condensed consolidated statements of operations and comprehensive income (loss), stockholder’s equity and cash flows for the nine months ended September 30, 2014 together with the notes thereto, as included as Exhibit 99.1 to the Current Report on Form 8-K;

•

The audited historical balance sheets of MLIIC as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2013 together with the notes thereto, as included as Exhibit 99.2 to the Current Report on Form 8-K;

•

The unaudited interim condensed balance sheet of Exeter as of September 30, 2014, the audited historical balance sheet as of December 31, 2013 and the related interim condensed statements of operations and comprehensive income (loss), stockholder’s equity and cash flows for the nine months ended September 30, 2014, together with the notes thereto, as included as Exhibit 99.3 to the Current Report on Form 8-K; and

•

The audited historical balance sheets of Exeter as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2013 together with the notes thereto, as restated on October 27, 2014 and as revised on November 7, 2014, as included as Exhibit 99.4 to the Current Report on Form 8-K.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only and are not intended to reflect the results of operations or the financial position of the combined company that would have resulted had the Mergers been effective as of and during the periods presented or the results that may be obtained by the combined company in the future. The unaudited pro forma condensed combined financial statements as of and for the periods presented do not reflect future events that are not directly attributable to the Mergers and that may occur after the Mergers, including, but not limited to, expense efficiencies or revenue enhancements arising from the Mergers or management actions. Future results may vary significantly from the results reflected in the unaudited pro forma condensed combined financial statements.

MetLife Insurance Company USA

(A Wholly-Owned Subsidiary of MetLife, Inc.)

Unaudited Pro Forma Interim Condensed Combined Balance Sheet

September 30, 2014

(In millions, except per share data)

	Historical
	MICC	MetLife Investors Insurance Company	Exeter Reassurance Company Ltd.	Reinsurance Adjustments	Other Adjustments	Notes	Pro Forma Combined
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$43,890	$2,542	$1,304	$(481)	$—	3(b)	$47,255
Equity securities available-for-sale, at estimated fair value	416	45	—	—	—		461
Mortgage loans, net; at estimated fair value	5,778	260	—	—	—		6,038
Policy loans	1,178	27	—	—	—		1,205
Real estate and real estate joint ventures	838	—	—	—	—		838
Other limited partnership interests	2,220	38	—	—	—		2,258
Short-term investments, principally at estimated fair value	1,508	70	3,009	—	—		4,587
Derivative assets	—	—	3,208	—	(3,208)	4(a)	—
Funds withheld at interest	—	—	2,821	—	(2,821)	4(a)	—
Other invested assets, principally at estimated fair value	1,926	4	—	(2,834)	5,529	3(a),(b),4(a),5(a)	4,625

Total investments	57,754	2,986	10,342	(3,315)	(500)		67,267
Cash and cash equivalents, principally at estimated fair value	608	28	570	(966)	—	3(b)	240
Accrued investment income	441	21	84	—	(6)	5(a)	540
Premiums, reinsurance and other receivables	23,196	1,983	480	(4,688)	—	3(a),(b)	20,971
Deferred policy acquisition costs and value of business acquired	4,034	190	148	667	—	3(a),(b)	5,039
Current income tax recoverable	416	—	301	—	(1)	4(b)	716
Deferred income tax recoverable	—	—	1,711	—	(1,711)	4(b)	—
Goodwill	381	—	—	—	33	4(c)	414
Other assets	740	101	—	75	(33)	3(a),4(c)	883
Separate account assets	97,239	11,435	—	—	—		108,674

Total assets	$184,809	$16,744	$13,636	$(8,227)	$(2,218)		$204,744

Liabilities and Stockholders’ Equity
Liabilities
Future policy benefits	$25,806	$546	$2,843	$(1,757)	$12	3(a),(b),4(d)	$27,450
Policyholder account balances	31,745	2,696	4,263	(3,715)	—	3(a),(b)	34,989
Other policy-related balances	3,184	96	2,189	(2,030)	4	3(a),(b),4(d)	3,443
Policyholder dividends payable	—	—	16	—	(16)	4(d)	—
Payables for collateral under securities loaned and other transactions	7,169	299	—	—	553	4(e)	8,021
Long-term debt	961	—	575	—	(500)	5(a)	1,036
Current income tax payable	—	1	—	—	(1)	4(b)	—
Deferred income tax liability	2,068	234	—	273	(1,711)	3(a),4(b)	864
Derivative liabilities	—	—	2,364	—	(2,364)	4(f)	—
Other liabilities	7,353	85	856	(1,504)	1,805	3(a),(b),4(e), (f),5(a)	8,595
Separate account liabilities	97,239	11,435	—	—	—		108,674

Total liabilities	175,525	15,392	13,106	(8,733)	(2,218)		193,072

Stockholders’ Equity
Preferred stock	—	—	—	—	—		—
Common stock, par value $2.50 per share	75	6	—	—	(6)	5(d)	75
Additional paid-in capital	6,073	637	4,135	—	6	5(d)	10,851
Retained earnings (accumulated deficit)	1,143	666	(3,696)	506	—	3(a)	(1,381)
Accumulated other comprehensive income (loss)	1,993	43	91	—	—		2,127

Total stockholders’ equity	9,284	1,352	530	506	—		11,672

Total liabilities and stockholders’ equity	$184,809	$16,744	$13,636	$(8,227)	$(2,218)		$204,744

See accompanying notes to unaudited pro forma condensed combined financial statements.

MetLife Insurance Company USA

(A Wholly-Owned Subsidiary of MetLife, Inc.)

Unaudited Pro Forma Interim Condensed Combined Statement of Operations

For the Nine Months Ended September 30, 2014

(In millions)

	Historical
	MICC	MetLife Investors Insurance Company	Exeter Reassurance Company Ltd.	Reinsurance Adjustments	Other Adjustments	Notes	Pro Forma Combined
Revenues
Premiums	$828	$15	$36	$(3)	$—	3(a)	$876
Universal life and investment-type product policy fees	1,827	157	489	(253)	—	3(a),(b)	2,220
Net investment income	1,932	81	25	(10)	(9)	3(b),5(a)	2,019
Fees on ceded reinsurance and other	—	58	—	—	(58)	4(g)	—
Other revenues	323	—	15	(25)	58	3(a),(b),4(g)	371
Net investment gains (losses):
Other-than-temporary impairments on fixed maturity securities	(5)	—	—	—	—		(5)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income (loss)	(6)	—	—	—	—		(6)
Other net investment gains (losses)	(508)	4	(41)	39	—	3(b)	(506)

Total net investment gains (losses)	(519)	4	(41)	39	—		(517)
Net derivative gains (losses)	725	175	(914)	118	—	3(b)	104

Total revenues	5,116	490	(390)	(134)	(9)		5,073

Expenses
Policyholder benefits and claims	1,631	55	414	(97)	18	3(a),(b),4(h)	2,021
Interest credited to policyholder account balances	716	78	14	(14)	—	3(b)	794
Policyholder dividends	—	—	18	—	(18)	4(h)	—
Other expenses	2,035	128	52	(225)	(34)	3(a),(b),5(a),(c)	1,956

Total expenses	4,382	261	498	(336)	(34)		4,771

Income (loss) from continuing operations before provision for income tax	734	229	(888)	202	25		302
Provision for income tax expense (benefit)	183	67	(311)	71	9	3(d),5(e)	19

Income from continuing operations, net of income tax	$551	$162	$(577)	$131	$16		$283

See accompanying notes to unaudited pro forma condensed combined financial statements.

MetLife Insurance Company USA

(A Wholly-Owned Subsidiary of MetLife, Inc.)

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year End December 31, 2013

(In millions)

	Historical
	MICC	MetLife Investors Insurance Company	Exeter Reassurance Company Ltd.	Reinsurance Adjustments	Other Adjustments	Notes	Pro Forma Combined
Revenues
Premiums	$606	$29	$59	$(5)	$—	3(a)	$689
Universal life and investment-type product policy fees	2,336	202	587	(177)	—	3(a),(b)	2,948
Net investment income	2,852	114	35	(16)	(2)	3(b),5(a)	2,983
Fees on ceded reinsurance and other	—	90	—	—	(90)	4(g)	—
Other revenues	592	—	2	(74)	90	3(a),(b),4(g)	610
Net investment gains (losses):
Other-than-temporary impairments on fixed maturity securities	(9)	—	—	—	—		(9)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income (loss)	(11)	—	—	—	—		(11)
Other net investment gains (losses)	102	1	(57)	59	(45)	3(b),5(b)	60

Total net investment gains (losses)	82	1	(57)	59	(45)		40
Net derivative gains (losses)	(1,052)	(442)	1,935	375	—	3(b)	816

Total revenues	5,416	(6)	2,561	162	(47)		8,086

Expenses
Policyholder benefits and claims	1,707	48	1,380	(44)	27	3(a),(b),4(h)	3,118
Interest credited to policyholder account balances	1,037	113	17	(17)	—	3(b)	1,150
Policyholder dividends	—	—	27	—	(27)	4(h)	—
Goodwill impairment	66	—	—	—	—		66
Other expenses	1,659	(11)	101	215	(2)	3(a)-(c),5(a)	1,962

Total expenses	4,469	150	1,525	154	(2)		6,296

Income (loss) from continuing operations before provision for income tax	947	(156)	1,036	8	(45)		1,790
Provision for income tax expense (benefit)	227	(67)	364	3	(16)	3(d),5(e)	511

Income from continuing operations, net of income tax	$720	$(89)	$672	$5	$(29)		$1,279

See accompanying notes to unaudited pro forma condensed combined financial statements.

MetLife Insurance Company USA

(A Wholly-Owned Subsidiary of MetLife, Inc.)

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year End December 31, 2012

(In millions)

	Historical
	MICC	MetLife Investors Insurance Company	Exeter Reassurance Company Ltd.	Reinsurance Adjustments	Other Adjustments	Notes	Pro Forma Combined
Revenues
Premiums	$1,261	$11	$950	$(888)	$—	3(a),(b)	$1,334
Universal life and investment-type product policy fees	2,261	198	548	(183)	—	3(a),(b)	2,824
Net investment income	2,952	113	21	(2)	(26)	3(b),5(a)	3,058
Fees on ceded reinsurance and other	—	93	—	—	(93)	4(g)	—
Other revenues	511	—	23	(24)	93	3(b),4(g)	603
Net investment gains (losses):
Other-than-temporary impairments on fixed maturity securities	(52)	(2)	—	—	—		(54)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income (loss)	3	—	—	—	—		3
Other net investment gains (losses)	201	(2)	42	(37)	—	3(b)	204

Total net investment gains (losses)	152	(4)	42	(37)	—		153
Net derivative gains (losses)	1,003	329	(3,677)	1,432	—	3(b)	(913)

Total revenues	8,140	740	(2,093)	298	(26)		7,059

Expenses
Policyholder benefits and claims	2,389	100	1,812	(1,001)	30	3(a),(b),4(h)	3,330
Interest credited to policyholder account balances	1,147	118	17	(17)	—	3(b)	1,265
Policyholder dividends	—	—	30	—	(30)	4(h)	—
Goodwill impairment	394	—	—	—	—		394
Other expenses	2,720	229	206	(709)	(26)	3(a)-(c),5(a)	2,420

Total expenses	6,650	447	2,065	(1,727)	(26)		7,409

Income (loss) from continuing operations before provision for income tax	1,490	293	(4,158)	2,025	—		(350)
Provision for income tax expense (benefit)	372	94	(1,455)	709	—	3(d),5(e)	(280)

Income (loss) from continuing operations, net of income tax	$1,118	$199	$(2,703)	$1,316	$—		$(70)

See accompanying notes to unaudited pro forma condensed combined financial statements.

MetLife Insurance Company USA

(A Wholly-Owned Subsidiary of MetLife, Inc.)

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year End December 31, 2011

(In millions)

	Historical
	MICC	MetLife Investors Insurance Company	Exeter Reassurance Company Ltd.	Reinsurance Adjustments	Other Adjustments	Notes	Pro Forma Combined
Revenues
Premiums	$1,828	$7	$72	$(9)	$—	3(a)	$1,898
Universal life and investment-type product policy fees	1,956	204	433	(136)	—	3(a),(b)	2,457
Net investment income	3,074	114	17	3	(9)	3(b),5(a)	3,199
Fees on ceded reinsurance and other	—	104	—	—	(104)	4(g)	—
Other revenues	508	—	44	(55)	104	3(a),(b),4(g)	601
Net investment gains (losses):
Other-than-temporary impairments on fixed maturity securities	(42)	—	—	—	—		(42)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income (loss)	(5)	—	—	—	—		(5)
Other net investment gains (losses)	82	(5)	(1)	—	—		76

Total net investment gains (losses)	35	(5)	(1)	—	—		29
Net derivative gains (losses)	1,096	326	230	(787)	—	3(b)	865

Total revenues	8,497	750	795	(984)	(9)		9,049

Expenses
Policyholder benefits and claims	2,660	59	309	(88)	31	3(a),(b),4(h)	2,971
Interest credited to policyholder account balances	1,189	127	16	(16)	—	3(b)	1,316
Policyholder dividends	—	—	31	—	(31)	4(h)	—
Other expenses	2,981	259	170	(101)	(9)	3(a)-(c),5(a)	3,300

Total expenses	6,830	445	526	(205)	(9)		7,587

Income (loss) from continuing operations before provision for income tax	1,667	305	269	(779)	—		1,462
Provision for income tax expense (benefit)	493	90	94	(272)	—	3(d),5(e)	405

Income (loss) from continuing operations, net of income tax	$1,174	$215	$175	$(507)	$—		$1,057

See accompanying notes to unaudited pro forma condensed combined financial statements.

MetLife Insurance Company USA

(A Wholly-Owned Subsidiary of MetLife, Inc.)

NOTES TO THE UNAUDITED PRO FORMA

INTERIM CONDENSED COMBINED FINANCIAL STATEMENTS

1. Description of Transaction

On November 14, 2014, MetLife, Inc. completed the mergers of three wholly-owned U.S.-based life insurance companies and a wholly-owned, former offshore, reinsurance subsidiary to create one larger U.S.-based and U.S.-regulated life insurance company (the “Mergers”). The companies that merged were MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company (“MLI-USA”), a wholly-owned subsidiary of MetLife Insurance Company of Connecticut, and MetLife Investors Insurance Company (“MLIIC”), each a U.S. insurance company that issued variable annuity products in addition to other products, and Exeter Reassurance Company, Ltd. (“Exeter”), a reinsurance company that mainly reinsured guarantees associated with variable annuity products. As of the date of the Mergers, MetLife Insurance Company of Connecticut, a directly owned subsidiary of MetLife, Inc., was renamed MetLife Insurance Company USA (“MetLife USA”) and re-domiciled to Delaware.

In connection with the Mergers, Exeter, formerly a Cayman Islands company, was re-domesticated to Delaware in October 2013. Effective January 1, 2014, following receipt of New York State Department of Financial Services approval, MetLife Insurance Company of Connecticut withdrew its license to issue insurance policies and annuity contracts in New York. Also, effective January 1, 2014, MetLife Insurance Company of Connecticut reinsured with an affiliate all existing New York insurance policies and annuity contracts that include a separate account feature. In July 2014, MetLife Insurance Company of Connecticut and MLI-USA sold to certain affiliates $430 million in affiliated loans, which are included in other invested assets. In August 2014, MetLife Insurance Company of Connecticut redeemed and retired 4,595,317 shares of MetLife Insurance Company of Connecticut’s common stock owned by MetLife Investors Group, LLC (“MLIG”) for $1.4 billion. As a result, all of the outstanding shares of common stock of MetLife Insurance Company of Connecticut were directly held by MetLife, Inc. Following the redemption, in August 2014, MLIG paid a dividend of $1.4 billion to MetLife, Inc., and MetLife Insurance Company of Connecticut received a capital contribution from MetLife, Inc. of $231 million. MetLife USA does not expect to pay any dividends to MetLife, Inc. in 2014. In October and November 2014, certain risks formerly reinsured by Exeter were re-directed to affiliates through various forms of transactions.

2. Basis of Presentation

The Mergers represent a transaction among entities under common control. Transactions among entities under common control are accounted for as if the transaction occurred at the beginning of the earliest date presented and prior years are retrospectively adjusted to furnish comparative information similar to the pooling method. The unaudited pro forma condensed combined financial statements include historical amounts derived from the unaudited amounts as of September 30, 2014 and for the nine months ended September 30, 2014 and the audited financial statements for the years ended December 31, 2013, 2012 and 2011, for MetLife Insurance Company of Connecticut and its subsidiaries, including MLI-USA (collectively “MICC”), MLIIC and Exeter. The unaudited pro forma condensed combined financial statements give effect to the Mergers as if they had occurred (i) on September 30, 2014 for purposes of the unaudited pro forma condensed combined balance sheet and (ii) on January 1, 2011 for purposes of the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2014 and for the years ended December 31, 2013, 2012 and 2011.

The unaudited pro forma condensed combined financial statements were prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and presented in accordance with the requirements of Article 11 of Regulation S-X published by the U.S. Securities and Exchange Commission. In accordance with Article 11 of Regulation S-X, discontinued operations have been excluded from the presentation of the unaudited pro forma condensed combined statements of operations.

The historical financial information has been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are directly attributable to the Mergers, factually supportable, and are expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial statements exclude the effects of adjustments that rely on highly judgmental estimates including how historical management practices and operating decisions may or may not have changed as a result of the Mergers.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only and are not intended to reflect the results of operations or the financial position of the combined company that would have resulted had the Mergers been effective during the periods presented or the results that may be obtained by the combined company in the future.

MetLife Insurance Company USA

(A Wholly-Owned Subsidiary of MetLife, Inc.)

NOTES TO THE UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS— (CONTINUED)

These unaudited pro forma condensed combined financial statements should be read in conjunction with:

•

The unaudited interim condensed consolidated financial statements of MICC included in MetLife Insurance Company of Connecticut’s quarterly report on Form 10-Q for the nine months ended September 30, 2014;

•

The audited historical consolidated financial statements of MICC included in MetLife Insurance Company of Connecticut’s Annual Report on Form 10-K for the year ended December 31, 2013, as revised by MetLife Insurance Company of Connecticut’s Current Report on Form 8-K filed on October 28, 2014;

•

The unaudited interim condensed balance sheet of MLIIC as of September 30, 2014, the audited historical balance sheet as of December 31, 2013 and the related interim condensed consolidated statements of operations and comprehensive income (loss), stockholder’s equity and cash flows for the nine months ended September 30, 2014 together with the notes thereto, as included as Exhibit 99.1 to the Current Report on Form 8-K;

•

The audited historical balance sheets of MLIIC as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2013 together with the notes thereto, as included as Exhibit 99.2 to the Current Report on Form 8-K;

•

The unaudited interim condensed balance sheet of Exeter as of September 30, 2014, the audited historical balance sheet as of December 31, 2013 and the related interim condensed statements of operations and comprehensive income (loss), stockholder’s equity and cash flows for the nine months ended September 30, 2014, together with the notes thereto, as included as Exhibit 99.3 to the Current Report on Form 8-K; and

•

The audited historical balance sheets of Exeter as of December 31, 2013 and 2012, and the related statements of operations, comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2013 together with the notes thereto, as restated on October 27, 2014 and as revised on November 7, 2014, as included as Exhibit 99.4 to the Current Report on Form 8-K.

3. Reinsurance Adjustments

In connection with the Mergers, adjustments have been included for new reinsurance agreements, for the recapture of certain reinsurance agreements and to eliminate non-recurring bank fees. The total of the reinsurance adjustments at September 30, 2014 resulted in changes to total assets of ($8,227) million, total liabilities of ($8,733) million, and total stockholders’ equity of $506 million and for the nine months ended September 30, 2014 and for the years ended December 31, 2013, 2012 and 2011 resulted in changes to total revenues of ($134) million, $162 million, $298 million and ($984) million, respectively, and to total expenses of ($336) million, $154 million, ($1,727) million, and ($205) million, respectively.

(a)

Adjustment to eliminate reinsurance transactions among the merging companies. The adjustments at September 30, 2014 include: changes of ($5,158) million to total assets, ($5,664) million to total liabilities and $506 million to retained earnings. The adjustments for the nine months ended September 30, 2014 and for the years ended December 31, 2013, 2012 and 2011 include: reductions to total revenue of $10 million, $73 million, $0 and $12 million, respectively, and changes to total expenses of ($206) million, $208 million, ($690) million and ($61) million, respectively.

(b)

Adjustment to reflect reinsurance transactions to re-direct to one or more affiliates certain risks that were reinsured by Exeter. The adjustments at September 30, 2014 include: reductions of $3,069 million to total assets and $3,069 million to total liabilities. The adjustments for the nine months ended September 30, 2014 and for the years ended December 31, 2013, 2012 and 2011 include: changes to total revenue of ($124) million, $235 million, $298 million and ($972) million, respectively, and reductions to total expenses of $130 million, $37 million, $1,018 million and $119 million, respectively.

(c)

Adjustment to eliminate from other expenses non-recurring credit facility usage fees for letters of credit, which were held to collateralize assumed liabilities and which were canceled when Exeter re-domesticated to Delaware of $17 million, $19 million and $25 million, for the years ended December 31, 2013, 2012 and 2011, respectively.

(d)	Adjustment for the income tax impact for all reinsurance adjustments at the federal statutory tax rate of 35%.

4. Reclassification Adjustments

Reclassification adjustments, included in other adjustments, are reflected herein to conform the presentation of Exeter’s and MLIIC’s financial statements to the presentation of MICC’s financial statements.

(a)	Adjustment to reclassify derivative assets of $3,208 million and funds withheld at interest of $2,821 million to other invested assets.

MetLife Insurance Company USA

(A Wholly-Owned Subsidiary of MetLife, Inc.)

NOTES TO THE UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS— (CONTINUED)

(b)	Adjustment to net deferred income tax recoverable of $1,711 million with deferred income tax liability and net current income tax payable of $1 million with current income tax recoverable.

(c)	Adjustment to reclassify goodwill of $33 million from other assets to goodwill.

(d)	Adjustment to reclassify policyholder dividends payable of $12 million and $4 million to future policy benefits and other policy-related balances, respectively.

(e)	Adjustment to reclassify cash collateral on deposit of $553 million from other liabilities to payables for collateral under securities loaned and other transactions

(f)	Adjustment to reclassify derivative liabilities of $2,364 million to other liabilities.

(g)

Adjustment to reclassify fees on ceded reinsurance and other of $58 million, $90 million, $93 million and $104 million to other revenues for the nine months ended September 30, 2014 and for the years ended December 31, 2013, 2012 and 2011, respectively.

(h)

Adjustment to reclassify policyholder dividends of $18 million, $27 million, $30 million and $31 million to policyholder benefits and claims for the nine months ended September 30, 2014 and for the years ended December 31, 2013, 2012 and 2011, respectively.

5. Other Adjustments

The following other pro forma adjustments have been recorded in the unaudited pro forma condensed combined financial statements.

(a)

Adjustments to eliminate related party debt transactions among the merging entities. The adjustments at September 30, 2014 include: reductions of $6 million to accrued investment income and other liabilities and reductions of $500 million to other invested assets and long-term debt. The adjustments for the nine months ended September 30, 2014 and for the years ended December 31, 2013, 2012 and 2011 include: reductions of $9 million, $2 million, $26 million and $9 million, respectively, to net investment income and other expenses.

(b)

Adjustment to eliminate related party investment gains of $45 million for the year ended December 31, 2013. The non-recurring gains were recorded in connection with establishing a custodial account when MetLife Insurance Company of Connecticut withdrew its license to issue insurance policies and annuity contracts in New York.

(c)	Adjustment to eliminate non-recurring expenses recorded in connection with completing the Mergers of $25 million for the nine months ended September 30, 2014.

(d)	Adjustment to reclassify common stock of $6 million at September 30, 2014 to additional paid in capital for a pooling accounting adjustment.
(e)	Adjustment for the income tax impact for all other adjustments at the federal statutory tax rate of 35%.

6. Forward Looking Statements

These unaudited pro forma condensed combined financial statements may be deemed to be forward looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward looking statements are identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Such statements may include, but are not limited to statements about the benefits of the Mergers, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. These forward looking statements are based largely on management’s expectations and are subject to a number of risks and uncertainties. Actual results could differ materially from these forward looking statements.

7. Disposition

In May 2014, a subsidiary of MetLife Insurance Company of Connecticut completed the sale of its wholly-owned subsidiary, MetLife Assurance Limited (“MAL”). These unaudited pro forma condensed combined statements of operations for the years ended December 31, 2013, 2012 and 2011 have not been adjusted for the impact of the MAL disposition as the transaction does not meet the significant subsidiary conditions of Article 11 of Regulation S-X and is not directly attributable to the Mergers.